                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-11(c) or
                 Section 240.14a-12

                                 THE ZWEIG FUND, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                              THE ZWEIG FUND, INC.
                   900 THIRD AVENUE, NEW YORK, NEW YORK 10022

                                                                  March 15, 2001

DEAR SHAREHOLDER:

    You are cordially invited to attend the Annual Meeting of Shareholders of The Zweig Fund, Inc. (the "Fund") to be held on Tuesday, May 8, 2001, at
10:00 A.M. at The St. Regis Hotel, located at 2 East 55th Street (between Fifth and Madison Avenues), New York, New York.

    The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement present the proposal to be considered at the Annual Meeting.

    The Board of Directors recommends that you vote FOR the election to the Board of the three current Directors who are standing for re-election.

    This meeting will also give you an opportunity to hear a report on the Fund and to discuss other matters of interest to you as a shareholder.

    We hope that you will be able to attend the meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the meeting.

                                                     MARTIN E. ZWEIG,
                                                  CHAIRMAN OF THE BOARD
                                                      AND PRESIDENT

                              THE ZWEIG FUND, INC.
                   900 THIRD AVENUE, NEW YORK, NEW YORK 10022
                               -----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 8, 2001

                              -------------------

TO THE SHAREHOLDERS:

    The Annual Meeting of Shareholders (the "Meeting") of The Zweig Fund, Inc., a Maryland corporation (the "Fund"), will be held Tuesday, May 8, 2001, at 10:00 AM. at The St. Regis Hotel, located at 2 East 55th Street (between Fifth and Madison Avenues), New York, New York for the following purposes, all of which are more fully described in the accompanying Proxy Statement:

    1.  ELECT DIRECTORS:

       To elect two Directors to serve until the Annual Meeting of Shareholders in 2004, and to elect one Director to serve until the Annual Meeting of Shareholders in 2002; and

    2.  OTHER BUSINESS:

       To transact such other business as may properly come before the Meeting or any adjournments thereof.

    The Board of Directors has fixed the close of business on February 14, 2001 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

                                          By Order of the Board of Directors of
                                                   The Zweig Fund, Inc.
                                                     MARTIN E. ZWEIG,
                                                  CHAIRMAN OF THE BOARD

New York, New York
March 15, 2001
--------------------------------------------------------------------------------

                                   IMPORTANT:
 YOU ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ASSURE A QUORUM AT THE MEETING. A
 PROXY WILL NOT BE REQUIRED FOR ADMISSION TO THE MEETING.
--------------------------------------------------------------------------------

                              THE ZWEIG FUND, INC.
                   900 THIRD AVENUE, NEW YORK, NEW YORK 10022
                               -----------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 8, 2001

                              -------------------

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Zweig Fund, Inc., a Maryland corporation (the "Fund"), for use at the Annual Meeting of Shareholders to be held at The St. Regis Hotel, located at 2 East 55th Street, New York, New York on Tuesday, May 8, 2001, at 10:00 A.M., and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated March 15, 2001.

    If the accompanying form of proxy is properly executed and returned in time to be voted at the Meeting, the shares will be voted in accordance with the instructions marked by the shareholder. Executed proxies that are unmarked will be voted "for" the election of the three nominees of the Board of Directors as Directors of the Fund. A shareholder can revoke the proxy prior to its use by appearing at the Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Fund, or by returning a subsequently dated proxy.

    The election of Directors requires a plurality of the votes cast at the Meeting. The presence in person or by proxy of shareholders entitled to vote a majority of the outstanding shares will constitute a quorum. Shares represented by proxy or in person at the Meeting, including shares represented by proxies that reflect abstentions and broker non-votes (hereinafter defined), will be counted as present in the determination of a quorum. With respect to the election of directors, an abstention does not constitute a vote "for" or "against" and will be disregarded in calculating the votes cast as to such matter, and "broker non-votes" (i.e., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions.

    The Board of Directors of the Fund has fixed the close of business on February 14, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of the record date, 60,306,067 shares of the Fund's common stock were outstanding. To the best of the Fund's knowledge, no person beneficially owns more than five percent of the outstanding shares of the Fund's common stock.

    The Annual Report of the Fund for the year ended December 31, 2000, including financial statements, has been mailed to shareholders of record at the close of business on that date, and to persons who became shareholders of record between that time and the close of business on February 14, 2001.

    The Fund will furnish, without charge, another copy of the Fund's December 31, 2000 Annual Report to any shareholder who requests it by contacting the Fund's Administrator, Phoenix Equity Planning Corp., 56 Prospect Street,
P.O. Box 150480, Hartford, Connecticut 06115-0480, Attention: Shareholder Services; Toll-free telephone number 1-800-272-2700.

    This Proxy Statement and the accompanying form of proxy will be first sent to shareholders on or about March 15, 2001.

                             ELECTION OF DIRECTORS

    The members of the Board of Directors of the Fund are divided into three classes with the term of office of one class expiring each year. At the forthcoming Annual Meeting, two Directors will be elected to serve a three-year term (until the third succeeding Annual Meeting in 2004), and one Director will be elected to serve a one-year term (until the first succeeding Annual Meeting in 2002). Unless authority to vote for the election of Directors is withheld, the enclosed proxy will be voted for the election of the nominees named below. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as a Director, as the holders of the proxies may, in their discretion, determine.

    The Fund's Board of Directors has appointed a Nominating Committee which makes annual recommendations as to the individuals to be nominated by the Fund's Board of Directors for election as Directors at the forthcoming Annual Meeting and selects candidates for election by the Board of Directors to fill any vacancies in the Board of Directors, including those resulting from an increase in the number of Directors. The Fund's Nominating Committee consists of Directors who are not "interested persons" (as defined in the Investment Company of 1940, as amended (the "1940 Act")) of the Fund or its investment adviser.

    Based on the recommendations made by the Fund's Nominating Committee at its meeting held in February 2001, the Board of Directors of the Fund has nominated Alden C. Olson and Martin E. Zweig, who are presently Directors of the Fund, for re-election to the Board of the Fund, to each serve until the third succeeding Annual Meeting in 2004, and Wendy Luscombe, whom the Board of Directors elected as a Director of the Fund at its meeting held in February 2001, to serve until the first succeeding Annual Meeting in 2002.

    Background information with respect to the current Directors appears below.

                                                                                           SHARES
                                                     BUSINESS EXPERIENCE                  OF FUND
      NAME, ADDRESS AND AGE(1)                    DURING THE PAST FIVE YEARS              OWNED(2)
      ------------------------                    --------------------------              --------
Martin E. Zweig* ....................  Chairman of the Board and President of the Fund   112,358(3)
  900 Third Avenue                       since 1986; President of Zweig Consulting LLC
  New York, New York 10022               (the "Sub-Adviser") and Phoenix-Zweig Trust;
  58                                     Chairman of the Board and President of The
                                         Zweig Total Return Fund, Inc. since 1988;
                                         Managing Director of Zweig-DiMenna Associates
                                         LLC; President of Zweig-DiMenna International
                                         Managers, Inc., Zweig-DiMenna
                                         Associates, Inc. and Gotham Advisors, Inc.;
                                         Shareholder, Watermark Securities, Inc.;
                                         formerly President and Director of Zweig Total
                                         Return Advisors, Inc. and Zweig Advisors Inc.;
                                         formerly Chairman of Zweig/Glaser Advisers and
                                         Euclid Advisors LLC; Member of the Undergradu-
                                         ate Executive Board of The Wharton School,
                                         University of Pennsylvania; Trustee of the
                                         Manhattan Institute.
Charles H. Brunie ...................  Director of the Fund since 1998; Director of The      30,000
  21 Elm Rock Road                       Zweig Total Return Fund, Inc. since 1988;
  Bronxville, NY 10708                   Chairman Emeritus, Board of Trustees of the
  70                                     Manhattan Institute; Chartered Financial
                                         Analyst; and formerly Chairman Emeritus of
                                         Oppenheimer Capital.

                                                                                           SHARES
                                                     BUSINESS EXPERIENCE                  OF FUND
      NAME, ADDRESS AND AGE(1)                    DURING THE PAST FIVE YEARS              OWNED(2)
      ------------------------                    --------------------------              --------
Elliot S. Jaffe .....................  Director of the Fund since 1988; Director of The   12,400(4)
  30 Dunnigan Drive                      Zweig Total Return Fund, Inc. since 1988;
  Suffern, NY 10901                      Chairman and Chief Executive Officer of The
  74                                     Dress Barn, Inc.; Director of National Retail
                                         Federation; Director of Shearson Appreciation
                                         Fund; Director of Shearson Managed
                                         Governments, Inc.; Director of Shearson Income
                                         Trust; Director of Shearson Lehman Small
                                         Capitalization Fund; Director of Stamford
                                         Hospital Foundation; Member of the Board of
                                         Overseers of The School of Arts and Sci-
                                         ences, University of Pennsylvania; Trustee
                                         Teachers College, Columbia University.
Wendy Luscombe ......................  Director of the Fund since 2001; Director of The         250
  480 Churchtown Road                    Zweig Total Return Fund, Inc. since 2001;
  Craryville, NY 12521                   Principal of WLK Associates, Inc. since 1994;
  49                                     Fellow of the Royal Institution of Chartered
                                         Surveyors; Member of the Chartered Institute
                                         of Arbitrators; Director of Amadeus Vision
                                         Capital, plc; Director of Endeavour Real
                                         Estate Securities, Ltd.; Director of PXRE
                                         Corp.; Chairman of Investment Committee of
                                         PXRE Corp.
Alden C. Olson ......................  Director of the Fund since 1996; Director of The    2,000(5)
  2711 Ramparte Path                     Zweig Total Return Fund, Inc. since 1996;
  Holt, Michigan 48842                   Chartered Financial Analyst; formerly Director
  72                                     of First National Bank of Michigan; formerly
                                         Professor of Financial Management, Investments
                                         at Michigan State University.
James B. Rogers, Jr. ................  Director of the Fund since 1986; Director of The       4,449
  352 Riverside Drive                    Zweig Total Return Fund, Inc. since 1988;
  New York, NY 10025                     Private Investor; Chairman of Beeland
  58                                     Interests; Regular Commentator on CNBC; Author
                                         of "Investment Biker: On the Road with Jim
                                         Rogers"; Director of Emerging Markets Brewery
                                         Fund; Director of Levco Series Trust;
                                         Sometimes Visiting Professor at Columbia
                                         University; Columnist for WORTH Magazine; and
                                         currently on a drive around the world -- see
                                         www.jimrogers.com.

---------
    * Director considered to be an "Interested Person," as that term is defined in the 1940 Act. Dr. Zweig is considered an interested person of the Fund because, among other things, he is an officer of the Fund.

    (1) The terms of the Directors who are not nominees at the current Annual Meeting are: Mr. Jaffe who will continue in office until the annual meeting in 2002 and Mr. Brunie and Mr. Rogers who will continue in office until the annual meeting in 2003.

    (2) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and reflects ownership as of January 1, 2001, except for Ms. Luscombe's ownership, which is as of March 1, 2001. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares listed as owned by him or her. Fractional shares are rounded off to the nearest whole share. The Directors and officers of the Fund, as a group, beneficially own less than 1% of the outstanding shares of the Fund.

    (3) Does not include 68,070 shares held by Dr. Zweig as co-trustee for his sons, as to which he disclaims beneficial ownership. Includes 27,206 shares owned by Dr. Zweig's individual retirement account, as to which he has sole voting and investment power.

    (4) Does not include 10,000 shares held by Mr. Jaffe's wife, as to which he disclaims beneficial ownership.

    (5) Includes 342 shares owned by Professor Olson's individual retirement account, as to which he has sole voting and investment power.

COMPENSATION OF DIRECTORS AND OFFICERS

    During the year ended December 31, 2000, the Fund paid Directors' fees, aggregating $70,000 to its current Directors who are not interested persons of the Fund or its investment adviser. The Fund pays each Director who is not an interested person of the Fund or its investment adviser an annual fee of $10,000 and a fee of $1,500 for attendance at each meeting of the Board of Directors or a committee of the Board. The Fund also reimburses its Directors for their actual out-of-pocket expenses relating to attendance at such meetings.

    Set forth below is the compensation paid by the Fund and The Zweig Total Return Fund, Inc. to current Directors for the year ended December 31, 2000. The Fund does not pay any pension or retirement benefits to its Directors.

                                                         AGGREGATE         TOTAL COMPENSATION FROM
                                                       COMPENSATION         THE FUND AND THE ZWEIG
                   DIRECTORS                           FROM THE FUND       TOTAL RETURN FUND, INC.
                   ---------                           -------------       -----------------------
Charles H. Brunie...............................          $16,000                  $33,500
Elliot S. Jaffe.................................          $17,500                  $36,500
Alden C. Olson..................................          $19,000                  $39,500
James B. Rogers, Jr.............................          $17,500                  $36,500

    Jeffrey Lazar, Executive Vice President and Treasurer of the Fund, and Christopher Capano, Vice President and Assistant Treasurer of the Fund, are the only executive officers of the Fund not disclosed in the above listing of Directors. Mr. Lazar has been an officer of the Fund since its inception in 1986. Mr. Lazar is 41 years old and was, on January 1, 2001, the beneficial owner of 10,209 shares of the common stock of the Fund, of which 1,671 shares are owned through his individual retirement account. Mr. Lazar is Vice President of Phoenix/Zweig Advisers LLC, the Fund's investment adviser (the "Adviser"). Mr. Capano has worked for the Adviser since 1994 and has been an officer of the Fund since 1996. Mr. Capano is 33 years old and was, on January 1, 2001, the beneficial owner of 249 shares of the common stock of the Fund.

COMMITTEES AND BOARD OF DIRECTORS' MEETINGS

    The Fund's Board of Directors has a standing Audit Committee. The Audit Committee's primary functions include recommending the Fund's independent auditors for selection by the Board and reviewing the scope of the annual audit conducted by such auditors. At a meeting held in February 2001, the Audit Committee reviewed and discussed the Fund's audited financial statements for the year ending December 31, 2000 with the Fund's management, and discussed with the Fund's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380). The Audit Committee has also received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with the independent auditors the independent auditors' independence. Based on this review and these discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the annual report to shareholders required by the provisions of the 1940 Act for the last fiscal year for filing with the Securities and Exchange Commission. The members of the Audit Committee, Messrs. Jaffe and Olson and
Ms. Luscombe, are

"independent" within the meaning of the 1940 Act and the New York Stock Exchange corporate governance standards for audit committees.

    The Fund's Board of Directors has adopted a written charter for the Audit Committee. A copy of this charter is included as Exhibit A to this Proxy Statement.

    Messrs. Brunie, Rogers and Olson, each of whom is not an interested person of the Fund, are members of the Nominating Committee of the Board of Directors of the Fund. The Fund's Nominating Committee considers candidates for election to fill vacancies on the Board of Directors, and will consider recommendations from shareholders for possible nominees. Such recommendations should be accompanied by a biography of the recommended candidate and should be submitted to the Secretary of the Fund. The Fund has no standing compensation committee.

    The Board of Directors of the Fund held four meetings during the year ended December 31, 2000, and also held one meeting in February 2001. The Fund's Nominating Committee held one meeting during the year ended December 31, 2000 and met in advance of the February 2001 Board meeting, at which time the Nominating Committee recommended the nominees for re-election to the Board. The Fund's Audit Committee held two meetings during the year ended December 31, 2000 and one meeting in February 2001. Each of the nominees (except Ms. Luscombe whom the Board elected as a Director at its meeting in February 2001) and each of the Directors whose terms will continue after the forthcoming annual meeting attended at least 75% of the total number of Board meetings and his or her respective committee meetings held during the 2000 year.

    THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RE-ELECTION OF THE NOMINEES.

               INVESTMENT ADVISER, ADMINISTRATOR AND SUB-ADVISER

    Phoenix/Zweig Advisers LLC (the "Adviser") serves as the Fund's investment adviser. The Adviser's principal business office is located at 900 Third Avenue, New York, New York 10022. All of the Adviser's outstanding equity interests are directly owned by Phoenix Investment Partners, Ltd. ("Phoenix"), a large, diversified financial services organization which is a 100%-owned indirect subsidiary of Phoenix Home Life Mutual Insurance Company.

    Phoenix Equity Planning Corp. (the "Administrator") serves as the Fund's administrator. The Administrator's principal business office is located at 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480. All of the Administrator's outstanding equity interests are owned by Phoenix.

    Zweig Consulting LLC, which serves as the Fund's sub-adviser, performs certain asset allocation research and analysis and provides such advice to the Adviser. The Sub-Adviser's principal business office is located at 900 Third Avenue, New York, New York 10022. Dr. Zweig is the President and principal owner of the Sub-Adviser. The Sub-Adviser's fees are paid by the Adviser.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires, among other persons, the officers and Directors of the Fund and the Adviser to file reports of ownership and changes in ownership of the shares of common stock of the Fund with the Securities and Exchange Commission and the New York Stock Exchange. The Securities and Exchange Commission's regulations also require such reporting persons to furnish the Fund with copies of all Section 16(a) forms they file. Based on its review of these reports and on written representations from the reporting persons that no other reports were required, the Fund believes that, during the year ended December 31, 2000, there was compliance with all
Section 16(a) reporting requirements applicable to its reporting persons.

                            INDEPENDENT ACCOUNTANTS

    At the recommendation of the Audit Committee of the Fund, the Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of PricewaterhouseCoopers LLP ("PwC") to serve as independent accountants of the Fund for the year ending December 31, 2001. A representative of PwC is expected to be present at the Meeting and will have the opportunity to make a statement if he or she so desires and to respond to questions from shareholders.

    The aggregate fees billed for services rendered by PwC during the year ended December 31, 2000 are described below.

AUDIT FEES

    The aggregate fees billed by PwC to the Fund in connection with the annual audit of the Fund's financial statements for the fiscal year ended December 31, 2000 were $53,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    There were no fees billed for financial information systems design and implementation rendered by PwC to the Fund, the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provided services to the Fund for the fiscal year ended December 31, 2000.

ALL OTHER FEES

    The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provided services to the Fund for the fiscal year ended December 31, 2000 were $6,800. The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of PwC.

                             ADDITIONAL INFORMATION

OTHER MATTERS

    The Board of Directors knows of no matters to be presented at the Meeting other than those specified in the accompanying Notice of Annual Meeting. However, if any other matter is properly presented before the Meeting, it is the intention of the persons named as proxies to vote in accordance with their best judgment.

EXPENSES

    The Fund will bear the expense of the Meeting, including preparation, printing and mailing of the enclosed form of proxy and accompanying Notice of Annual Meeting and this Proxy Statement. The Fund, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Fund's common stock. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interviews by officers or employees of the Fund and/or Adviser.

VOTE REQUIRED

    The election of Directors requires a plurality of the votes cast at the Meeting. The following principles of Maryland law apply to the voting of shares of common stock at the Meeting. The presence in person or by proxy of shareholders entitled to vote a majority of the outstanding shares will constitute a quorum. Shares represented by proxy or in person at the Meeting, including shares represented by proxies that reflect abstentions and broker non-votes (hereinafter defined), will be counted as present in the determination of a quorum. With respect to the election of directors, an abstention does not constitute a vote "for" or "against" and will be disregarded in calculating the votes cast as to such matter, and "broker non-votes" (i.e., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions. It is anticipated that votes will be tabulated by State Street
Bank & Trust Company, the Fund's transfer agent.

PROPOSALS FOR 2002 MEETING

    Any proposals of shareholders that are intended to be presented at the Fund's 2002 Annual Meeting of Shareholders must be received at the Fund's principal executive offices no later than November 13, 2001, and must comply with all other legal requirements in order to be included in such Fund's proxy statement and form of proxy for that meeting.

New York, New York                                 By Order of the Board of Directors of
March 15, 2001                                             The Zweig Fund, Inc.
                                                             MARTIN E. ZWEIG,
                                                           CHAIRMAN OF THE BOARD

                                   EXHIBIT A
                              THE ZWEIG FUND, INC.
                            AUDIT COMMITTEE CHARTER

    The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the quality and objectivity of the financial statements of The Zweig Fund, Inc. (the "Fund") and (2) the independence and performance of the Fund's external auditor.

    The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. None of the members of the Audit Committee shall be an "interested person" of the Fund, as defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended. The members of the Audit Committee shall be appointed by the Board.

    The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Fund or the Fund's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

    The Audit Committee's polices and procedures shall remain flexible to facilitate the Audit Committee's ability to react to changing conditions and to generally discharge its functions. The following listed committee responsibilities describe areas of attention in broad terms.

    The Audit Committee shall:

    1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

    2. Review the annual audited financial statements with management, including major issues regarding the accounting and auditing principles and practices.

    3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Fund's financial statements.

    4. Review major changes to the Fund's auditing and accounting principles and practices as suggested by the independent auditor or management.

    5. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

    6.  Approve the fees to be paid to the independent auditor.

    7. Receive periodic written reports (on not less than an annual basis) from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take action to satisfy itself of the independence of the auditor.

    8. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

    9. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

    10. Discuss with the independent auditor the matters required by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

    11. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Fund's response to that letter. Such review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

    12. Prepare or cause to be prepared the report required by the rules of the Securities and Exchange Commission to be included in the Fund's annual proxy statement.

    13. Review with the Fund's counsel legal matters that may have a material impact on the financial statements, the Fund's compliance policies and any material reports or inquiries received from regulators or government agencies.

    While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and/or the Fund's Code of Ethics.

                                                      4902-PS-01

                              THE ZWEIG FUND, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 8, 2001
                 PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

         The undersigned shareholder of The Zweig Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints MARTIN E. ZWEIG and JEFFREY LAZAR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at The St. Regis Hotel, located at 2 East 55th Street, New York, New York 10022, on May 8, 2001, at 10:00 A.M., at any and all adjournments thereof, and to vote at the Annual Meeting all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present in accordance with the instructions on the reverse side of this proxy.

         WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND IN DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

          (CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.)

         PLEASE MARK BOXES / / OR / / IN BLUE OR BLACK INK.

1. GRANTING / / WITHHOLDING / / authority to vote for the election as directors of all the nominees listed below:

              Wendy Luscombe, Alden C. Olson and Martin E. Zweig
(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)
2. In their discretion, on such other matters as may properly come before the meeting and any adjournments thereof.

                                                     Please sign exactly as name
                                                     or names appears on this
                                                     proxy. If stock is held
                                                     jointly, each holder should
                                                     sign. If signing as
                                                     attorney, trustee,
                                                     executor, administrator,
                                                     custodian, guardian or
                                                     corporate officer, please
                                                     give full title.

                                                          Dated            ,2001
                                                               ------------

                                                     ---------------------------
                                                              Signature

                                                     ---------------------------
                                                              Signature

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.